UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2025

BLINK CHARGING CO.

(Exact name of registrant as specified in its charter)

Nevada	001-38392	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5081 Howerton Way, Suite A Bowie, Maryland	20715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	BLNK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Blink Charging Co. (the “Company”)

September 9, 2025

Item 7.01. Regulation FD Disclosure.

On September 9, 2025, the Company made an investor presentation (the “Investor Presentation”) available on its website at https://ir.blinkcharging.com/. The Company intends to use the Investor Presentation from time to time in investor communications and conferences. A copy of the Investor Presentation for the H.C. Wainwright 27th Global Investment Conference is attached hereto as Exhibit 99.1.

The information disclosed under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not otherwise be subject to the liabilities of that section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), regardless of any general incorporation language in such filing.

Cautionary Note Regarding Forward Looking Statements

Statements in this Current Report on Form 8-K and in the Investor Presentation that are not statements of historical fact may be forward-looking statements that reflect management’s current expectations, assumptions and estimates of future performance and economic conditions of the Company’s management team. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “anticipates,” “believes,” “desires,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. The assumptions and expectations expressed in these forward-looking statements are subject to various risks and uncertainties and, therefore, may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. These forward-looking statements may include, but are not limited to, statements about the benefits of the Company’s target markets and total addressable market, statements about the Company’s desired business model, as well as the Company’s plans, objectives, expectations and intentions for the future. Detailed information regarding factors that may cause actual results to differ materially from those expressed or implied by statements in this Current Report on Form 8-K and the Investor Presentation, including the documents incorporated by reference herein, may be found in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under sections entitled “Risk Factors” and “Forward-Looking and Cautionary Statements” of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC, as well as the Company’s other filings with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. All forward-looking statements included in this Current Report on Form 8-K and in the Investor Presentation, and in the other documents the Company files with the SEC, are made only as of the date of this Current Report on Form 8-K and, as applicable, the date of the other documents the Company files with the SEC. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this Current Report on Form 8-K and the other documents the Company files with the SEC are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Investor Presentation, made available September 9, 2025.
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK CHARGING CO.

Date: September 9, 2025	By:	/s/ Michael C. Battaglia
	Name:	Michael C. Battaglia
	Title:	President and Chief Executive Officer